UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Carlsmed, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Carlsmed Stockholders:

You are cordially invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Carlsmed, Inc., which will be held at the offices of Morrison & Foerster LLP, located at 12531 High Bluff Drive, Suite 200, San Diego, CA 92130 on Wednesday, June 3, 2026, at 8:00 a.m., Pacific time. The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

In accordance with U.S. Securities and Exchange Commission “notice and access” rules, we are using the internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the internet or by telephone. This notice also provides information on how our stockholders may obtain paper or e-mail copies of our proxy materials if they so choose. We believe the use of the internet makes the proxy distribution process more efficient and less costly and helps in conserving natural resources.

The proxy statement, the Notice of Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at www.proxyvote.com and may also be accessed through our website at www.carlsmed.com under the “SEC Filings” section of the “Investors” page. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.

Your vote is important. Please cast your vote as soon as possible over the internet, by telephone, or by completing and returning a proxy or voting instruction card to ensure that your shares are represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend the Annual Meeting. Casting your vote by proxy does not deprive you of your right to attend the Annual Meeting and vote your shares.

On behalf of our board of directors and our employees, we thank you for your continued interest in and support of our company. We look forward to your attendance at the Annual Meeting on June 3, 2026.

Sincerely,

/s/ Michael Cordonnier

Michael Cordonnier

Chief Executive Officer, President and Chairman of the Board

CARLSMED, INC.

1800 Aston Ave., Suite 100

Carlsbad, California 92008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2026

NOTICE IS HEREBY GIVEN that the 2026 annual meeting of stockholders (the “Annual Meeting”) of Carlsmed, Inc. (the “Company”) will be held at the offices of Morrison & Foerster LLP, located at 12531 High Bluff Drive, Suite 200, San Diego, CA 92130 on Wednesday, June 3, 2026, at 8:00 a.m., Pacific time, for the following purposes:

1.
To elect two directors to serve as Class I directors for a three-year term to expire at the 2029 annual meeting of stockholders;
2.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.
To transact such other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our board of directors has fixed the close of business on April 8, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Accordingly, only stockholders of record at the close of business on April 8, 2026, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting.

On or about April 22, 2026, we expect to mail to our stockholders entitled to notice of and to vote at the Annual Meeting a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials. The Notice provides instructions on how to vote via the internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail.

Your vote is important. Whether or not you expect to attend the Annual Meeting, we encourage you to read the proxy statement accompanying this notice and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Annual Meeting and Voting” beginning on page 1 of the proxy statement accompanying this notice, or provided in the Notice of Internet Availability of Proxy Materials. If you plan to attend our Annual Meeting and wish to vote your shares at the meeting, you may do so at any time before the proxy is voted.

All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,

/s/ Michael Cordonnier

Michael Cordonnier

Chief Executive Officer, President and Chairman of the Board

Carlsbad, California

April 22, 2026

The Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy statement, notice of annual meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”), is first being sent or given on or about April 22, 2026 to all stockholders entitled to vote at the Annual Meeting. The proxy materials and our 2025 Annual Report can be accessed as of April 22, 2026 by visiting proxyvote.com.

(i)

1800 Aston Ave., Suite 100

Carlsbad, California 92008

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, June 3, 2026

The board of directors (the “Board of Directors”) of Carlsmed, Inc. (the “Company,” “Carlsmed,” “we,” “us,” or “our”) is soliciting proxies for use at our 2026 annual meeting of stockholders (the “Annual Meeting”) to be held at the offices of Morrison & Foerster LLP, located at 12531 High Bluff Drive, Suite 200, San Diego, CA 92130 on Wednesday, June 3, 2026, at 8:00 a.m., Pacific time, and any postponements or adjournments thereof.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Under the “notice and access” rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials to our stockholders primarily via the internet, instead of mailing printed copies of the proxy materials to each stockholder. Because we are using the internet, most stockholders will not receive paper copies of our proxy materials. On or about April 22, 2026, we will begin mailing to our stockholders of record as of April 8, 2026 (the “Record Date”) a Notice of Internet Availability of Proxy Materials (the “Notice”), which will contain instructions on how to access our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”) via the internet and how stockholders can vote their proxy. If you receive the Notice, you will not automatically receive a printed copy of our proxy materials in the mail. If you would like to receive a printed copy, please follow the instructions provided in the Notice. We believe the use of the internet makes the proxy distribution process more efficient and less costly and helps in conserving natural resources.

Our 2026 proxy materials and our 2025 Annual Report are accessible at: www.proxyvote.com.

We have furnished these proxy materials to you because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete and submit your proxy via phone or the internet in accordance with the instructions provided on the Notice, or, if you requested a printed copy of the proxy materials, complete, sign and return the enclosed proxy card, or vote by phone or internet in accordance with the instructions on the proxy card. If you are a beneficial owner of shares held in “street name,” your bank, broker or other agent will provide you with a form seeking instructions on how your shares should be voted.

We intend to begin mailing the Notice on or about April 22, 2026. Only stockholders who owned our common stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 27,232,278 shares of our common stock outstanding. We only have one class of stock entitled to vote.

Stockholder of Record

If, on the Record Date, your shares are registered directly in your name with our transfer agent for our common stock, Computershare Trust Company, N.A., you are considered a stockholder of record with respect to those shares and our proxy materials have been made available to you directly by us. As a stockholder of record, you may vote at the Annual Meeting by attending the Annual Meeting in person or you may vote by proxy. Whether or not you plan to attend the Annual Meeting in person, we encourage you to vote by proxy over the telephone or on the internet as instructed in the Notice, or, if you requested a printed copy of the proxy materials, by filling out and returning the proxy card, to ensure your vote is counted.

Beneficial Owner

If your shares are held in a stock brokerage account, or by a broker, bank or other agent, you are considered the beneficial owner of shares held in street name and our proxy materials are being forwarded to you by your broker, bank or other agent that is considered the owner of record of those shares. As the beneficial owner, you have the right to instruct your broker, bank or other agent on how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other agent that holds your shares giving you the right to vote the shares at the meeting. If you are a beneficial owner and do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by following the instructions provided by your broker, bank or other agent.

What am I voting on?

There are two proposals scheduled for a vote:

Proposal 1:	To elect two directors to serve as Class I directors for a three-year term expiring at the 2029 annual meeting of stockholders (the “2029 Annual Meeting”).

Proposal 2:	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.

How many votes do I have?

Each share of our common stock that you own as of April 8, 2026, entitles you to one vote.

How do I vote?

With respect to the election of Class I directors, you may either vote “For” or you may “Withhold” your vote for any nominee you specify. With respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

•
Via the Internet: You may vote at www.proxyvote.com, 24 hours a day, seven days a week by following the internet voting instructions on your Notice, or, if you received a printed copy of the proxy materials, the instructions on your proxy card.
•
By Telephone: You may vote by telephone, 24 hours a day, seven days a week by following the telephone voting instructions on your Notice, or, if you received a printed copy of the proxy materials, the instructions on your proxy card.
•
At the Meeting: You may vote in person at the Annual Meeting.
•
By Mail, if You Requested a Printed Copy of Your Proxy Materials: You may vote using your proxy card by completing, signing, dating and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board of Directors. If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement, we know of no matters that need to be acted on at the meeting, other than those discussed in this proxy statement.

If you are a beneficial owner of shares held in “street name,” your bank, broker or other agent will provide you with a form seeking instructions on how your shares should be voted.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of the following three ways:

•
you may grant a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the deadline for the applicable method);
•
you may notify our Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy by mailing a written notice of revocation to the attention of Corporate Secretary, Carlsmed, Inc., 1800 Aston Ave., Suite 100, Carlsbad, CA 92008; or
•
you may vote in person at the Annual Meeting.

Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank or other agent following the instructions they provided or, if you have obtained a legal proxy from your broker, bank or other agent giving you the right to vote your shares, by attending the Annual Meeting and voting in person at the meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of shares outstanding and entitled to vote, as of April 8, 2026, or approximately 13,616,140 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal and who counts the votes?

Proposal 1: Election of Class I Directors. The two nominees who receive the most “For” votes (among votes properly cast in person or by proxy) will be elected.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of Ernst & Young LLP must receive “For” votes from a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

Voting results will be tabulated and certified by our Corporate Secretary, the inspector of election (the “Inspector of Election”) appointed for the Annual Meeting.

How will my shares be voted if I do not specify how they should be voted?

If you are a stockholder of record and you indicate when voting on the internet or by telephone that you wish to vote as recommended by our Board of Directors, then your shares will be voted at the Annual Meeting in accordance with our Board of Director’s recommendation on all matters presented for a vote at the Annual Meeting. Similarly, if you requested a printed copy of the proxy materials and sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted in accordance with our Board of Director’s recommendation.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

How are votes counted?

Votes will be counted by the Inspector of Election, who will separately count “For” votes for all proposals, and, with respect to Proposal 2, “Against” votes, abstentions, and broker non-votes. In addition, with respect to Proposal 1, the Inspector of Election will count the number of “Withheld” votes and broker non-votes received.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not provide the broker that holds their shares with specific voting instructions on matters deemed “non-routine.” If you are a beneficial owner of shares held in “street name” and you do not provide voting instructions, then the broker that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. In the event that a broker or other stockholder of record indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares in “street name,” please be sure to instruct your broker how to vote to ensure that your vote is counted on each of the proposals.

What is the effect of withheld votes, abstentions and broker non-votes?

Shares of common stock held by persons attending the Annual Meeting, but not voting, and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. For purposes of determining whether our stockholders have ratified the appointment of Ernst & Young LLP, our independent registered public accounting firm, abstentions will have the same effect as a vote “against” this proposal. With regard to the election of directors, because under our amended and restated bylaws (“Bylaws”) and applicable state law, election is determined by a plurality of votes cast, withheld votes will have no effect on the outcome of such proposal.

Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining whether a quorum exists. As discussed above, a broker non-vote occurs when an organization holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors, which is considered a non-routine matter, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Ratification of the appointment of Ernst & Young LLP is considered a routine matter on which a broker or other nominee has discretionary authority to vote; accordingly, no broker non-votes will likely result from this proposal.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting proxies, including expenses in connection with preparing this proxy statement. Our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

How do I obtain the 2025 Annual Report?

If you would like a copy of our 2025 Annual Report, we will send you one without charge. Please write to:

Carlsmed, Inc.

1800 Aston Ave., Suite 100

Carlsbad, CA 92008

Attn: Corporate Secretary

All of our SEC filings are also available free of charge in the “Investors — Financials — SEC Filings” section of our website at www.carlsmed.com.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of: (a) the last day of the fiscal year following the fifth anniversary of the consummation of our initial public offering (the “IPO”), (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of the second fiscal quarter of such year, or (d) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

You should rely only on the information provided in these proxy materials. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in these proxy materials is accurate as of any date other than the date of these proxy materials or, where information relates to another date set forth in these proxy materials, then as of that date.

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

Our amended and restated certificate of incorporation (“Certificate of Incorporation”) and our Bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our Board of Directors. Our Certificate of Incorporation further provides that our Board of Directors will be divided into three classes, as nearly equal in number as possible. At each annual meeting of stockholders, one class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring.

At the Annual Meeting, two Class I directors will be elected for three-year terms. Based upon the recommendation of our nominating and corporate governance committee, our Board of Directors has nominated each of the director nominees set forth below to stand for election by our stockholders, in each case for a three-year term expiring at our 2029 Annual Meeting or until his successor is duly elected and qualified.

Nominees for Director

Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Niall Casey and Philip (Phil) Young as nominees for election as Class I directors at the Annual Meeting.

If elected, Messrs. Casey and Young will serve as Class I directors until the 2029 Annual Meeting or until their successors are duly elected and qualified. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance — Nominees for Director.”

If you are a stockholder of record and you vote but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Messrs. Casey and Young. We expect that Messrs. Casey and Young will accept such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other agent, then your broker, bank or other agent will leave your shares unvoted on this matter.

Vote Required

The election of the Class I directors requires a plurality of votes cast to be approved. “Withhold” votes and broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS I DIRECTORS TO SERVE FOR THREE-YEAR TERMS.

PROPOSAL 2: RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has selected Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young has served as the Company’s auditor since 2021 and has audited the Company’s financial statements for the year ended December 31, 2025. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm is not required by Delaware law, our Certificate of Incorporation, or our Bylaws. However, the audit committee is submitting the appointment of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accountants’ Fees

The following table is a summary of fees billed to the Company by Ernst & Young for professional services rendered for the fiscal years ended December 31, 2024 and 2025.

	2024	2025
Audit Fees(1)	$400,120	$2,002,881
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$400,120	$2,002,881

(1)
Audit fees consist of fees billed for professional services rendered in connection with the audit of our financial statements, reviews of our quarterly financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes fees for services incurred in connection with our initial public offering.

Pre-Approval Policies and Procedures

Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be reviewed and pre-approved by the audit committee, and all such services were pre-approved in accordance with this policy during the fiscal years ended December 31, 2024 and 2025. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be required to ratify the appointment of Ernst & Young. Abstentions will have the same effect as a vote “against” this proposal. As ratification of the appointment of Ernst & Young is considered a routine matter on which a broker or other nominee has discretionary authority to vote, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

***

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2025, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting initiatives.

The audit committee reviewed with Ernst & Young, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee has discussed with Ernst & Young its independence from management and the Company, has received from Ernst & Young the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the audit committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The audit committee met with Ernst & Young to discuss the overall scope of its services, the results of its audit and reviews, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. Ernst & Young, as the Company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. The audit committee’s meetings with Ernst & Young were held with and without management present. The audit committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements.

The audit committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Company’s Board of Directors that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 that was filed with the SEC. The audit committee and the Company’s Board of Directors also have recommended, subject to stockholder approval, the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2026.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Submitted by the Audit Committee of the Board of Directors

Kevin O’Boyle (Chair)

Kevin Sidow

Philip Young

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board of Directors, which is currently comprised of seven members, five of whom are “independent” under the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). Our Board of Directors is divided into three staggered classes of directors, and each director is assigned to one of the three classes. At each annual meeting of stockholders, one class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. There are two Class I directors whose current term of office expires at the Annual Meeting: Niall Casey and Philip (Phil) Young. Our Board of Directors has nominated Messrs. Casey and Young for re-election at the Annual Meeting to serve as Class I directors until the 2029 Annual Meeting or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of April 8, 2026, and certain other information for each of the directors whose terms expire at the Annual Meeting and for each of the directors whose terms do not expire at the Annual Meeting.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Nominees for Director
Niall Casey	I	50	Director, Chief Intellectual Property Officer, & Co-Founder	2018	2026	2029
Philip (Phil) Young(1)	I	86	Director	2020	2026	2029
Directors
Robert Mittendorff, M.D., M.B.A.(2)(3)	II	49	Director	2022	2027
Kevin O’Boyle(1)(2)	II	70	Director	2024	2027
Jonathan (Jon) D. Root, M.D., M.B.A.(3)	II	66	Director	2020	2027
Michael (Mike) Cordonnier	III	50	Chairman, Chief Executive Officer, President & Co-Founder	2018	2028
Kevin Sidow(1)(2)(3)	III	68	Director	2020	2028

(1)
Member of our audit committee
(2)
Member of our compensation committee
(3)
Member of our nominating and corporate governance committee

Nominees for Director

Niall Casey. Mr. Casey co-founded the Company in June 2018 and has served as a member of our Board of Directors since June 2018 and Chief Intellectual Property Officer since December 2023. Prior to that, Mr. Casey served as our Chief Technology Officer from September 2018 to December 2023, Vice President of Research and Development from June 2018 to September 2018, and Treasurer from June 2018 to April 2020. Mr. Casey also served as the Company’s Secretary from June 2018 to September 2025. Prior to our formation, Mr. Casey was a Director of Development at Alphatec Spine, Inc., a wholly owned subsidiary of Alphatec Holdings, Inc., a public medical technology company, from April 2017 to March 2018. Previously, from March 2015 to October 2016, he was Director of Engineering, Spine at Ellipse Technologies, Inc., a privately held medical device company, which was later acquired by NuVasive, Inc., a public medical device company. Mr. Casey received a J.D. from Suffolk University, an M.S. in biomedical engineering from Case Western Reserve University, and a B.S. in biomedical engineering from Case Western Reserve University. Mr. Casey is registered to practice before the USPTO and licensed to practice law in the State of Massachusetts.

We believe that Mr. Casey is qualified to serve on our Board of Directors due to his experience as our Chief Intellectual Property Officer and Co-Founder and due to his leadership, education, professional credentials, and significant experience in the spine industry.

Philip (Phil) Young. Mr. Young has served as a member of our Board of Directors since December 2020. Mr. Young has served as Senior Advisor at U.S. Venture Partners, a venture capital investment firm, since January 2015 and previously served as Managing General Partner from April 1990 to December 2009 and Partner from January 2010 to December 2014. He has served on the Board of Trustees of the Palo Alto Medical Foundation since 2006 and on the Board of Trustees of Cornell University

from 2004 to 2012 and remains on that Board as a Trustee Emeritus. From 2002 to 2021, he also served as Chair of the board of directors of eCornell, the University Endowment’s for-profit online learning corporation, and from 2015 to 2024 served on the Advisory Board of the Smithsonian Astrophysical Observatory in the Center for Astrophysics at Harvard and Smithsonian. Mr. Young also served as a Managing Director of Dillon Read & Co., Inc. from 1985 to 1990; as President and Chief Executive Officer of Oximetrix, Inc., a medical device company acquired by Abbott Labs to become Abbott Critical Care, from 1977 to 1985; and has also previously served on the boards of directors of a number of publicly traded companies in the biotechnology, medtech and information technology industries. Mr. Young received an M.B.A. from Harvard Business School, an M.S. in engineering physics from George Washington University, and a B.M.E. majoring in nuclear engineering from Cornell University.

We believe that Mr. Young is qualified to serve on our Board of Directors due to his experience serving as a director on boards of both public and private companies.

Continuing Directors

Michael (Mike) Cordonnier. Mr. Cordonnier co-founded the Company in June 2018 and has served as Chairman of our Board of Directors, Chief Executive Officer and President since June 2018. Mr. Cordonnier also served as Treasurer from November 2022 to August 2023. Prior to our formation, Mr. Cordonnier was the Founder of EM-Cor medical, LLC from August 2017 to July 2018. Previously, from August 2015 to August 2017, he was Director of Product Development of Ellipse Technologies, Inc., a privately held medical device company, which was later acquired by NuVasive, Inc., a public medical device company. Prior to that, from August 2011 to August 2015, he was Director of Research & Development at Zimmer Biomet, a public medical device company. In 2025, Mr. Cordonnier completed the Directors' Consortium Public Board program at Stanford Graduate School of Business. Mr. Cordonnier received a B.S. in mechanical engineering from the University of Dayton.

We believe that Mr. Cordonnier is qualified to serve on our Board of Directors as the Chairman due to his experience as our Chief Executive Officer, President, and Co-Founder and due to his leadership and business acumen.

Robert Mittendorff, M.D., M.B.A. Dr. Mittendorff has served as a member of our Board of Directors since April 2022. Dr. Mittendorff has served as General Partner and Head of Healthcare at B Capital Group, a global investment firm, since March 2021. He currently serves as a board member or investor for seven companies that leverage AI in their core product or service offering. Previously, Dr. Mittendorff was a Partner and Co-Head of Healthcare Ventures at Norwest Venture Partners, a venture and growth equity investment firm, from February 2012 to March 2021, was formerly the Vice President of Marketing and Business Development at Hansen Medical, Inc., a public medical robotics company, from July 2008 to February 2012, and currently serves on the boards of directors of several private companies in the healthcare industry. Notably, Dr. Mittendorff previously served as a director on the board of formerly public company Silk Road Medical, and he also served as an observer on several other relevant public company medical device companies, including iRhythm and Intersect ENT. Dr. Mittendorff received his M.D. from Harvard University and MIT in the HST Program, an M.B.A. from Harvard Business School, and an M.A. in international relations from Kings College London. As part of his doctoral research at Harvard Medical School, Dr. Mittendorff was also awarded a Howard Hughes Institute Fellowship in neuroscience at MIT, MGH, and Harvard Medical School, where his work involved both neural networks and statistical neural spike train models.

We believe that Dr. Mittendorff is qualified to serve on our Board of Directors due to his experience serving as a director on the boards of both public and private companies.

Kevin O’Boyle. Mr. O’Boyle has served as a member of our Board of Directors since September 2024. Mr. O’Boyle has over 20 years of executive management experience in the medical device industry. Mr. O’Boyle previously served on the boards of Nevro, Inc., from March 2019 until it was acquired in April 2025, where he was the chair of the audit committee; Sientra, Inc., from May 2014 to June 2023, where he was the chair of the audit committee and a member of the nominating and corporate governance committee; GenMark Diagnostics, Inc., from February 2010 until it was acquired in April 2021, where he was chairman of the board and the chair of the audit committee, and Wright Medical Group N.V., from November 2015 until it was acquired in November 2020, where he was the chair of the audit committee. Mr. O’Boyle received a B.S. in accounting from the Rochester Institute of Technology and completed the Executive Program at the University of California Los Angeles, Anderson School of Management.

We believe that Mr. O’Boyle is qualified to serve on our Board of Directors due to his experience serving as a director on boards of other companies in the medical device industry, financial expertise, and extensive management experience in the medical device industry.

Jonathan (Jon) D. Root, M.D., M.B.A. Dr. Root has served as a member of our Board of Directors since December 2020. Dr. Root has served as the Managing Member of Presidio Management Group X, LLC and several U.S. Venture Partners’ funds, which are the general partners of various other venture capital funds, since 1998. Dr. Root has served on the board of Omada Health, Inc. since January 2013, where he is a member of the audit committee and the nominating and corporate governance committee, and has served on the board of Edgewise Therapeutics, Inc. since August 2019, where he is a member of the audit committee and the nominating and corporate governance committee. Previously, Dr. Root served as a board member for Inari Medical, Inc. from September 2011 to February 2025, where he was a member of the compensation committee and a member of the nominating and corporate governance committee. Other past board seats include OncoMed Pharmaceuticals, Inc. from August 2004 to April 2019, eFFECTOR Therapeutics, Inc. from April 2014 to February 2022, and Silverback Therapeutics, Inc. (until its acquisition by ARS Pharmaceuticals, Inc.) from March 2020 to November 2022. Additionally, Dr. Root currently serves on the boards of directors of several private companies in the healthcare industry. Dr. Root received an A.B. in economics from Dartmouth College, an M.D. from the University of Florida College of Medicine, and an M.B.A. from Columbia Business School.

We believe that Dr. Root is qualified to serve on our Board of Directors due to his experience serving on the boards of both public and private companies.

Kevin Sidow. Mr. Sidow has served as a member of our Board of Directors since December 2020. Previously, Mr. Sidow was President and Chief Executive Officer of Moximed, Inc., a privately held medical device company, from February 2008 until his retirement in July 2017. Prior to serving as President and Chief Executive Officer of Moximed, Inc., he was President and Chief Executive Officer of St. Francis Medical Technologies, Inc., a spinal implant company acquired in January 2007, from May 2004 until May 2007. Mr. Sidow currently serves on the board of directors of another private company in the healthcare industry. Mr. Sidow received a B.S. in accounting from West Virginia University.

We believe that Mr. Sidow is qualified to serve on our Board of Directors due to his experience serving as a director on the boards of private companies and his extensive experience in the medical device industry.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Corporate Governance

We are committed to maintaining strong corporate governance practices that drive effective functioning of our Board of Directors in its oversight role, promote the long-term interests of our stockholders and strengthen board and management accountability. Our governance practices are documented in our corporate governance guidelines (“Corporate Governance Guidelines”), which address the role and composition of our Board of Directors and the functioning of the Board of Directors and its committees. You can find our governance documents, including our Corporate Governance Guidelines and our code of business conduct and ethics (“Code of Conduct”), on our website www.carlsmed.com under “Company — Investors — Governance — Corporate Governance.” Our Board of Directors regularly reviews and updates our governance materials in light of legal and regulatory requirements, evolving best practices and other developments.

Director Independence

Our common stock is listed on Nasdaq. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (ii) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, our Board of Directors has determined that each of Robert Mittendorff, Kevin O’Boyle, Jon Root, Kevin Sidow, and Phil Young are independent directors, including for purposes of Nasdaq. In making that determination, our Board of Directors considered the relationships that each director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each director, and the transactions involving them described in the section titled “Certain Relationships and Related Person Transactions.”

Board Leadership Structure

Michael Cordonnier is the Chairman of our Board of Directors. As Mr. Cordonnier is not an “independent director,” Kevin Sidow has been appointed by our Board of Directors to serve as our lead independent director. The lead independent director’s responsibilities include, but are not limited to: presiding over all meetings of the Board of Directors at which the Chairman of the Board of Directors is not present, including any executive sessions of the independent directors; calling meetings or separate sessions of the independent directors; approving board meeting schedules and agendas; approving information sent to the Board of Directors; and when appropriate, meeting or otherwise communicating with our major stockholders or other constituencies. Our Corporate Governance Guidelines provide the flexibility for our Board of Directors to modify our leadership structure in the future as it deems appropriate.

Board Practices

Our commitment to good corporate governance is reflected in our board practices, such as those highlighted below:

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We provide our directors ongoing education through written materials and presentations in board meetings on multiple topics, including updates on developments in law and regulations.
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Our Corporate Governance Guidelines and committee charters require that our Board of Directors and each of its committees conducts an annual self-assessment evaluating the performance of the Board of Directors and its respective committees. Following the completion of the written assessments, the Board of Directors and each committee will review and discuss the results with our external counsel.
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Our Board of Directors and each committee regularly meet in executive session without management present.
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Each of our board committees are fully independent.

Risk Oversight

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management policies and strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Board of Directors Meetings

During fiscal year 2025, our Board of Directors met 13 times, including telephonic meetings. In that year, each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he served as a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he served during the periods that he served.

Committees of our Board of Directors

Our Board of Directors has established an audit committee, a compensation committee, and a nomination and corporate governance committee, each of which operate pursuant to a charter adopted by our Board of Directors. We believe that the composition and functioning of all of our committees comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act, and SEC rules and regulations applicable to us. We intend to comply with future requirements to the extent that they become applicable to us.

The full text of our audit committee charter, compensation committee charter, and nomination and corporate governance committee charter are posted on the investor relations portion of our website at https://www.carlsmed.com.

Audit Committee

Our audit committee consists of Kevin O’Boyle, Kevin Sidow, and Phil Young, and is chaired by Mr. O’Boyle. The functions of the audit committee include:

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Overseeing our accounting and financial reporting processes and audits of our financial statements;
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Reviewing our quarterly and annual financial results, earnings releases, and related public disclosures;
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Reviewing and discussing our financial statements, including disclosures under “Management’s Discussion and Analysis,” with management and our independent auditors;
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Monitoring the independence and performance of our independent registered public accounting firm;
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Appointing, compensating, retaining, and overseeing our independent auditors;
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Reviewing and pre-approving all audit and permitted non-audit services provided by our independent auditors;
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Overseeing our internal audit function and reviewing the adequacy and effectiveness of our internal control over financial reporting and disclosure controls;
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Overseeing procedures for handling complaints about accounting, internal controls, and auditing matters, including anonymous submissions by employees;
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Reviewing related party transactions and potential conflicts of interest;
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Overseeing compliance with legal and regulatory requirements, including matters related to the FCPA and whistleblower reports;
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Reviewing reports of fraud, significant deficiencies or material weaknesses in internal control;
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Reviewing risk assessment and management policies, including those related to financial, cybersecurity, and information technology risks; and
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Preparing the audit committee report for inclusion in our annual proxy statement, as required by SEC rules.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our Board of Directors has determined that Mr. O’Boyle qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations. In making this determination, our Board of Directors considered the nature and scope of experience that Mr. O’Boyle has previously had with public reporting companies, including service as a principal financial officer and principal accounting officer. Rule 10A-3 of the Exchange Act and the Nasdaq rules require that our audit committee be composed entirely of independent members within a specified period of the completion of the IPO. Our Board of Directors has affirmatively determined that Mr. O’Boyle, Mr. Sidow and Mr. Young each meet the definition of “independent director” for purposes of serving on the audit committee under Nasdaq rules and the independence standards under Rule 10A-3 of the Exchange Act, which is different from the general test for independence of board and committee members. Our Board of Directors has adopted a written charter for the audit committee, and which is available on our principal corporate website at https://www.carlsmed.com.

Compensation Committee

Our compensation committee consists of Kevin Sidow, Kevin O’Boyle, and Robert Mittendorff, and is chaired by Mr. Sidow. The functions of the compensation committee include:

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Reviewing and approving compensation for our executive officers (other than the CEO), including salary, incentive awards, equity grants, and perquisites;
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Reviewing and approving employment agreements, severance, change in control, and similar arrangements for executive officers;
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Establishing and evaluating corporate performance goals related to executive compensation;
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Reviewing and approving (or recommending to our Board of Directors) CEO compensation based on performance and market comparisons;

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Administering our equity and incentive compensation plans, including approving grants and material amendments;
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Reviewing and approving equity plan awards to comply with tax, securities, or regulatory requirements;
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Setting the peer group used for benchmarking executive compensation;
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Reviewing and recommending to the Board of Directors any changes to non-employee director compensation;
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Reviewing and discussing the “Compensation Discussion and Analysis”, if required, and recommending its inclusion in SEC filings;
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Preparing the Compensation Committee report, if required, for inclusion in our annual report or proxy statement;
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Overseeing human capital management matters, including corporate culture, inclusion, talent development, and succession planning;
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Reviewing the Company’s compensation risk profile and clawback policies, including those required under SEC and Nasdaq rules;
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Recommending to the Board of Directors how frequently to hold say-on-pay and say-on-frequency votes and reviewing related proxy proposals;
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Reviewing and recommending changes to the compensation committee charter as appropriate; and
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Performing other duties as directed by our Board of Directors or consistent with its charter.

Each member of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Code. Each of Mr. Sidow, Mr. O’Boyle, and Dr. Mittendorff qualifies as an “independent director” under Nasdaq rules. Our Board of Directors has adopted a written charter for the compensation committee, which became effective as of July 22, 2025, and which is available on our website at https://www.carlsmed.com.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Jon Root, Robert Mittendorff, and Kevin Sidow, and is chaired by Dr. Root. The functions of the nominating and corporate governance committee include:

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Identifying, evaluating, and recommending candidates for election to our Board of Directors;
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Reviewing the composition of our Board of Directors and recommending changes to ensure a balance of skills, experience, diversity, and independence;
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Assessing director qualifications and potential conflicts of interest;
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Making recommendations regarding board committee assignments and the size and structure of our Board of Directors and its committees;
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Reviewing and recommending changes to our corporate governance practices, including our amended and restated certificate of incorporation (“Certificate of Incorporation”), Bylaws, and committee charters;
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Overseeing the annual self-evaluation process for the Board of Directors, its committees, and individual directors;
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Recommending the frequency and structure of board meetings;
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Monitoring the effectiveness of our Board of Directors and its committees and recommending changes, including the creation or elimination of committees;
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Overseeing our environmental, social, and governance (“ESG”) policies and initiatives;
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Assisting in evaluating strategic objectives related to our product commercialization or business development plans;
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Developing and reviewing our CEO succession plan and recommending succession candidates; and
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Reviewing the committee’s charter and performance on a regular basis and performing other responsibilities assigned by our Board of Directors.

Each of Dr. Root, Dr. Mittendorff, and Mr. Sidow qualifies as an “independent director” under Nasdaq rules. Our Board of Directors has adopted a written charter for the nominating and corporate governance committee, which is available on our principal corporate website at https://www.carlsmed.com.

Our Board of Directors may from time to time establish other committees.

Director Nomination Process

Our nominating and corporate governance committee’s process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves compiling names of potentially eligible candidates, vetting candidates’ qualifications, conducting background and reference checks, conducting interviews with candidates and/or others (as schedules permit), meeting to consider and recommend final candidates to our Board of Directors and, as appropriate, preparing and presenting to our Board of Directors an analysis with regard to particular, recommended candidates.

In its evaluation of director candidates, including the members of our Board of Directors eligible for re-election, our nominating and corporate governance committee considers the following:

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individual qualifications, including the highest personal and professional integrity, demonstrated exceptional ability and judgment, broad experience in business, finance or administration and ability to serve the long-term interests of our stockholders and our overall corporate goals;
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existing commitments to other businesses, potential conflicts of interest, legal considerations, and any other consideration that might hinder or prevent service on our Board of Directors;
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the size, composition and combined expertise of our existing Board of Directors; and
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all other factors it considers appropriate in the context of the needs of our Board of Directors.

We endeavor to have a Board of Directors representing varying thought, experience, backgrounds, skills and viewpoints along with a wide range of professional experience in areas that are relevant to our business and our status as a public company.

There are no differences in the manner in which our nominating and corporate governance committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. It is the policy of our nominating and corporate governance committee to consider any director candidates recommended by our stockholders, provided the information regarding director candidates recommended by stockholders is submitted to our nominating and corporate governance committee in compliance with our Bylaws.

Stockholder Recommendations for Nominations to the Board

A stockholder that wishes to recommend a candidate for consideration by our nominating and corporate governance committee as a potential candidate for director must direct the recommendation in writing to Carlsmed, Inc., 1800 Aston Ave., Suite 100, Carlsbad, CA 92008, Attention: Corporate Secretary, and must include, among other things, information regarding the recommending stockholder’s ownership of our stock, a signed letter from the candidate confirming willingness to serve, all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and all information relating to the candidate that is required to be submitted pursuant to our Bylaws. Our Board of Directors will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

Director Attendance at Annual Meetings

Our Corporate Governance Guidelines provide that, absent unusual circumstances, our directors are expected to attend annual meetings of our stockholders.

Stockholder Communications with our Board of Directors

Stockholders seeking to communicate with our Board of Directors should submit their written comments to our Corporate Secretary, Carlsmed, Inc., 1800 Aston Ave., Suite 100, Carlsbad, CA 92008. The Corporate Secretary will forward such communications to each member of our Board of Directors; provided that, if in the opinion of our Corporate Secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct which applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions) and directors, as well as certain of our independent contractors, consultants and advisors. The Code of Conduct contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K.

We intend to promptly disclose the nature of any substantive amendment to our Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and the nature of any waiver, including an implicit waiver, from a provision of our Code of Conduct that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver on our website in the future. The full text of our Code of Conduct is posted on our website at https://www.carlsmed.com.

Corporate Governance Guidelines

We endeavor to maintain sound corporate governance policies and practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board of Directors adopted the Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board of Directors follows with respect to Board of Directors and committee composition and selection, meetings of our Board of Directors, and succession planning. A copy of our Corporate Governance Guidelines is available on our website at https://www.carlsmed.com.

Clawback Policy

We have adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) in compliance with Nasdaq listing standards and Section 10D of the Exchange Act effective as of the date of our IPO. The Clawback Policy applies to current and former Section 16 officers and requires us, subject to limited exemptions provided by the Nasdaq rules, to recoup incentive-based compensation (as that term is defined in Section 10D of the Exchange Act) erroneously received after the date of our IPO and within the three fiscal years preceding the date an accounting restatement is determined to be required. A copy of our Clawback Policy is filed with our 2025 Annual Report.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”), which governs the purchase, sale, and other dispositions of our securities by directors, officers, and employees. Our Insider Trading Policy is designed to promote compliance with insider trading laws, rules, regulations, applicable Nasdaq listing standards, as well as procedures designed to further the foregoing purposes. Our Insider Trading Policy also prohibits covered individuals, including our named executive officers, from (i) making short sales of our securities, (ii) engaging in transactions in puts, calls or other options or derivative instruments related to our securities, (iii) engaging in any hedging or similar transaction designed to decrease the risks associated with holding our securities, and (iv) purchasing our securities on margin or pledging our securities as collateral. A copy of our Insider Trading Policy is filed with our 2025 Annual Report.

DIRECTOR COMPENSATION

Our Board of Directors has adopted a non-employee director compensation program (the “Director Compensation Program”) that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. The Director Compensation Program is reviewed annually by our compensation committee in consultation with our compensation consultant. Pursuant to the Director Compensation Program, our non-employee directors receive cash compensation as set forth in the tables below. Directors who are employees do not receive additional compensation for serving on the Board of Directors or its committees.

Position	Annual Retainer
Annual Board Service Retainer:
Board Membership	$45,000
Lead Independent Director (in addition to Annual Board Service Retainer)	$25,000
Annual Committee Chair Service Retainer:
Chair of the Audit Committee	$20,000
Chair of the Compensation Committee	$15,000
Chair of the Nominating and Corporate Governance Committee	$10,000
Annual Committee Member Compensation (not applicable to Committee Chairs)
Member of the Audit Committee	$10,000
Member of the Compensation Committee	$7,500
Member of the Nominating and Corporate Governance Committee	$5,000

Our Board of Directors or our compensation committee may, in its discretion, provide our non-employee directors with the opportunity to elect to receive all or a portion of their cash fees in restricted stock units (“RSUs”) granted under our 2025 Equity Incentive Plan (the “2025 Plan”)¸ with each such RSU award covering a number of shares calculated by dividing (i) the amount of cash fees elected to be received in RSUs by (ii) the average per share closing trading price of our common stock over the most recent 30 trading days as of the grant date (the “30-day average price”). Such RSUs are automatically granted on the fifth day of the month following the end of the calendar quarter to which the corresponding fees were earned and will be fully vested on grant. None of our non-employee directors have elected to receive their cash fees in RSUs.

Under the Director Compensation Program, unless otherwise provided by our Board of Directors prior to commencement of service of an applicable director, each non-employee director is automatically granted an RSU award upon the director’s initial appointment or election to our Board of Directors (the “Initial RSU Award”) covering a number of shares calculated by dividing (i) $260,000 by (ii) the 30-day average price. One-third of each Initial RSU Award vests on each of the first three anniversaries of the applicable grant date, subject to the non-employee director’s continuous service through each applicable vesting date.

In addition, under the Director Compensation Program, each non-employee director is automatically granted an RSU award on the close of business on the date of each of our annual stockholder’s meetings (the “Annual RSU Award”) covering a number of shares calculated by dividing (i) $130,000 by (ii) the 30-day average price. However, for any non-employee director whose continuous service is less than one year as of such annual meeting, their Annual RSU Award is prorated based on the number of calendar days they served as a non-employee director prior to the date of such annual meeting. The Annual RSU Award vests on the earlier of the first anniversary of the grant date or the date of the next annual stockholder’s meeting, subject to continued service through the applicable vesting date.

All equity awards held by non-employee directors under the Director Compensation Program vest in full upon the consummation of a “change in control” (as defined in the 2025 Plan), subject to continued service through immediately prior to such date. Each non-employee director may elect to defer all or a portion of their RSUs they receive under the Director Compensation Program until the earliest of a fixed date properly elected by the non-employee director, the non-employee director’s termination of service, or a “change in control.” None of our non-employee directors have elected to defer their RSUs.

The following table provides information related to the compensation of each of the directors during the year ended December 31, 2025 other than Mr. Cordonnier, whose compensation is described below in the “Summary Compensation Table.” Mr. Casey serves as Chief Intellectual Property Officer and Co-Founder of the Company and is not a named executive officer. His compensation as Chief Intellectual Property Officer and Co-Founder of the Company is included in the table below.

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)		All Other Compensation ($)		Total ($)
Robert Mittendorff, M.D.	$28,750		—	—		—		$28,750
Kevin O’Boyle	$48,750		$259,995	—		—		$308,745
Jonathan (Jon) D. Root, M.D.	$27,500		$259,995	—		—		$287,495
Kevin Sidow	$61,250		$259,995	$20,454		—		$341,699
Philip (Phil) Young	$27,500		$259,995	—		—		$287,495
Niall Casey	$507,668	(4)	—	$625,828	(5)	$14,821	(6)	$1,148,317

(1)
Amounts shown for our non-employee directors represent the value of annual retainers paid to such directors during 2025. Dr. Mittendorff’s annual retainers were paid directly to B Capital Group Management. Dr. Root’s annual retainers were paid directly to Presidio Management Group X, LLC.
(2)
Amounts reflect the full grant-date fair value of RSUs granted during 2025 computed in accordance with FASB ASC Topic 718. See Note 6 of our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our RSUs. On July 22, 2025, each of our non-employee directors other than Dr. Mittendorff were granted 17,333 RSUs. As of December 31, 2025, each of our non-employee directors, other than Dr. Mittendorff, held 17,333 RSUs.
(3)
Amounts reflect the full grant-date fair value of stock options granted during 2025 computed in accordance with FASB ASC Topic 718. See Note 6 of our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options. On April 10, 2025, Mr. Sidow was granted 7,196 options. The aggregate number of option awards (whether exercisable or unexercisable) held as of December 31, 2025 by Mr. Sidow and Mr. O’Boyle is 103,366 and 103,702 respectively. None of our other non-employee directors held outstanding options as of December 31, 2025.
(4)
Amount consists of (a) $322,329 in base salary that Mr. Casey received for his service as Chief Intellectual Property Officer and Co-Founder of the Company during 2025 and (b) a $185,339 annual non-equity incentive award earned by Mr. Casey in 2025, which was paid after certification of performance achievement by the Board of Directors or a duly appointed committee thereof. See the “Narrative to Summary Compensation Table – Non-Equity Incentive Compensation” section below for further details on such award.
(5)
Amount represents the full grant-date fair value of stock options granted to Mr. Casey for his service as Chief Intellectual Property Officer and Co-Founder of the Company during 2025, including (a) 53,571 stock options under the 2025 Plan in connection with the IPO and (b) 112,478 stock options granted on February 19, 2025 under our 2019 Stock Incentive Plan (the “2019 Plan”). As of December 31, 2025, Mr. Casey held an aggregate of 166,049 stock options (whether exercisable or unexercisable).
(6)
Amount represents employer contributions under our 401(k) plan received by Mr. Casey as an employee of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of April 8, 2026, by:

•
each person, or group of affiliated persons, known by us to beneficially own 5% or more of our outstanding shares of common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of April 8, 2026, through the exercise of stock options, warrants or other rights or vesting of RSUs. Except as otherwise indicated, and subject to applicable community property laws, the persons or entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The percentage of shares beneficially owned is computed on the basis of 27,232,278 shares of our common stock outstanding as of April 8, 2026. Shares of our common stock that a person has the right to acquire within 60 days of April 8, 2026, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Carlsmed, Inc., 1800 Aston Ave., Suite 100, Carlsbad, CA 92008.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	%
5% or Greater Stockholder
Entities affiliated with B Capital Group(1)	8,321,763	30.6%
Entities affiliated with U.S. Venture Partners(2)	5,642,073	20.7%
Named Executive Officers and Directors
Michael Cordonnier(3)	1,506,353	5.5%
Niall Casey(4)	987,464	3.6%
Scott Durall(5)	100,396	*
Leonard Greenstein(6)	265,063	1.0%
Robert Mittendorff, M.D.	—	—
Kevin O’Boyle(7)	43,209	*
Jonathan D. Root, M.D.(8)	466,666	1.7%
Kevin Sidow(9)	119,483	*
Philip Young(10)	88,899	*
All executive officers and directors as a group (9 persons)(11)	3,577,533	12.9%

* Less than one percent.

(1)
Based solely on the most recently available 13G filed with the SEC on November 14, 2025 reporting beneficial ownership as of September 30, 2025. Consists of (i) 5,013,839 shares of common stock held by B Capital Global Growth III; (ii) 2,376,472 shares of common stock held by B Capital Healthcare I; and (iii) 931,452 shares of common stock held by Hornet Co-Invest L.P. B Capital Group Management, LP is the manager of B Capital Global Growth III and B Capital Healthcare I. Hornet-Co-Invest Investors, Ltd. is the ultimate general partner of Hornet Co-Invest. Robert Mittendorff, M.D., one of our directors, is a general partner of B Capital Group US LLC. Each of Robert Mittendorff, M.D., Eduardo Saverin, and Raj Ganguly disclaims beneficial ownership of such shares except to the extent of its or their pecuniary interest therein. The address of all entities affiliated with B Capital Group is c/o B Capital Group US LLC, 1240 Rosecrans Avenue, Manhattan Beach, CA 90266.
(2)
Based solely on the most recently available 13G filed with the SEC on November 13, 2025 reporting beneficial ownership as of July 24, 2025. Consists of (i) 4,305,806 shares of common stock held by U.S. Venture Partners XII; (ii) 218,524 shares of common stock held by U.S. Venture Partners XII-A; and (iii) 1,117,743 shares of common stock held by U.S. Venture Partners Select Fund I on its own behalf and as nominee for U.S. Venture Partners Select Fund I-A. PMG XII is the

general partner of U.S. Venture Partner XII and U.S. Venture Partner XII-A. PMG SFI is the general partner of U.S. Venture Partners Select Fund I and U.S. Venture Partners Select Fund I-A. Jonathan D. Root, M.D. and Philip Young, two of our directors, are each an affiliate of U.S Venture Partners. Each of Dr. Root, Mr. Young, Richard Lewis, Casey Tansey, Dafina Toncheva, and Steven Krausz disclaims beneficial ownership of such shares except to the extent of its or their pecuniary interest therein. The address of all entities affiliated with U.S. Venture Partners is c/o 1460 El Camino Real, Suite 100, Menlo Park, CA 94025.
(3)
Consists of 1,433,161 shares of common stock and 73,192 shares of common stock underlying options that are exercisable within 60 days of April 8, 2026. Does not include 112,478 shares of common stock issuable upon the vesting of RSUs that are issuable upon satisfaction of certain "market based" and "performance based" vesting conditions.
(4)
Consists of 937,585 shares of common stock and 49,879 shares of common stock underlying options that are exercisable within 60 days of April 8, 2026.
(5)
Consists of 100,396 shares of common stock underlying options that are exercisable within 60 days of April 8, 2026.
(6)
Consists of 143,369 shares of common stock, which, within 60 days of April 8, 2026, will include 44,803 shares of unvested common stock as to which Mr. Greenstein has the right to vote, but not to dispose and 98,566 shares of vested common stock, and 121,694 shares of common stock underlying options that are exercisable within 60 days of April 8, 2026.
(7)
Consists of 43,209 shares of common stock underlying options that are exercisable within 60 days of April 8, 2026.
(8)
Consists of 466,666 shares of common stock.
(9)
Consists of 42,233 shares of common stock and 77,250 shares of common stock underlying options that are exercisable within 60 days of April 8, 2026.
(10)
Consists of 53,333 shares of common stock held by the Young Family Trust dtd 04/13/1998 Nancy Halsey Young & Philip Young, Trustees and 35,566 shares of common stock held by PMY Partners LP.
(11)
Consists of 3,111,913 shares of common stock (inclusive of 44,803 shares of unvested common stock as to which Mr. Greenstein has the right to vote, but not to dispose) and 465,620 shares of common stock underlying options that are exercisable within 60 days of April 8, 2026.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The following table sets forth information about our executive officers and significant employees as of April 8, 2026.

Name	Age	Position
Michael (Mike) Cordonnier	50	Chairman, Chief Executive Officer, President & Co-Founder
Leonard (Leo) Greenstein	50	Chief Financial Officer, Treasurer
William (Scott) Durall	62	Chief Commercial Officer
Niall Casey	50	Director, Chief Intellectual Property Officer & Co-Founder

The following is a biographical summary of the experience of our executive officers and directors.

Executive Officers and Significant Employees

Michael (Mike) Cordonnier. Please see the biographical information provided above in the section entitled “Board of Directors and Corporate Governance.”

Leonard (Leo) Greenstein has served as our Chief Financial Officer and Treasurer since August 2023. Prior to serving as our Chief Financial Officer, Mr. Greenstein served as Chief Financial Officer of Tarsus Pharmaceuticals, Inc., a public biopharmaceutical company, from April 2020 to June 2023 and Senior Vice President of Finance & Corporate Controller of Spectrum Pharmaceuticals, Inc., a public biopharmaceutical company (prior to its acquisition by Assertio Holdings, Inc.) from October 2013 to April 2020. Mr. Greenstein received a J.D. from Temple University Beasley School of Law and a B.A. in accounting from Arcadia University. Mr. Greenstein is a Certified Public Accountant and member of the California State Bar.

William (Scott) Durall has served as our Chief Commercial Officer since December 2024. Prior to serving as our Chief Commercial Officer, Mr. Durall served as our Senior Vice President, Marketing, from September 2024 to December 2024. Prior to serving as our Senior Vice President, Marketing, Mr. Durall served as Chief Commercial Officer of Surgalign Holdings, Inc., a public global medical technology company, from June 2020 to June 2023 and Executive Vice President of Sales at Earlens Corporation, a privately held medical equipment company, from February 2019 to June 2020. Mr. Durall received a B.B.A. in marketing from the University of Kentucky.

Niall Casey. Please see the biographical information provided above in the section entitled “Board of Directors and Corporate Governance.”

Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has:

•
been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation, or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time; except that in 2023, a public corporation with which Mr. Durall held an executive officer position filed for bankruptcy protection;
•
been subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction or federal or state authority, permanently, or temporarily enjoining, barring, suspending, or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers, who are named in the “Summary Compensation Table” below. In 2025, the “named executive officers” and their positions were as follows, who included our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer):

•
Michael (Mike) Cordonnier, Chairman, Chief Executive Officer, President and Co-Founder;
•
Leonard (Leo) Greenstein, Chief Financial Officer and Treasurer; and
•
William (Scott) Durall, Chief Commercial Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt following the filing of this proxy may differ materially from the currently planned programs summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for fiscal years ended December 31, 2024 and December 31, 2025.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Mike Cordonnier	2025	$480,822	—	$353,218	$1,510,370	$414,709	$30,848	$2,789,967
Chief Executive Officer, President and Co-Founder	2024	$362,583	—	—	—	$144,770	$13,340	$520,693
Leo Greenstein	2025	$377,863	—	—	$517,423	$217,271	$6,754	$1,119,311
Chief Financial Officer and Treasurer	2024	$345,000	—	—	—	$138,000	$5,386	$488,386
Scott Durall	2025	$411,260	—	—	$802,741	$283,770	$18,501	$1,516,272
Chief Commercial Officer	2024	$116,311	—	—	$250,218	$50,558	—	$417,087

(1)
Amounts in this column represent the base salary paid to each of our named executive officers during the years shown. Each named executive officer received an increase in base salary effective July 22, 2025. See the “Narrative to Summary Compensation Table – Base Salaries” section below for further detail on the base salary increases for our named executive officers.
(2)
Amount represents the grant date fair value of performance-based RSUs (“PSUs”) granted to Mr. Cordonnier during the year ended December 31, 2025, calculated in accordance with FASB ASC Topic 718, rather than the amounts actually paid to or realized by Mr. Cordonnier. See Note 5 of our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of the PSUs.
(3)
Amounts represent the grant date fair value of stock options granted, computed in accordance with FASB ASC Topic 718, rather than the amounts actually paid to or realized by the named executive officers. See Note 6 of our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our stock options.
(4)
Amounts represent annual non-equity incentive awards earned by each named executive officer in the years shown, which were paid by us after certification of performance achievement by the Board of Directors or a duly appointed committee thereof. See the “Narrative to Summary Compensation Table – Non-Equity Incentive Compensation” section below for further details on these awards.

(5)
Amounts represent employer contributions under our 401(k) plan. In the case of Mr. Cordonnier, the amount in this column also includes reimbursement of legal fees of $13,240 incurred by him in connection with negotiation of his employment agreement during the year ended December 31, 2025.

Narrative to Summary Compensation Table

Base Salaries

Our named executive officers receive an annual base salary to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities.

In fiscal year 2025, each of our named executive officers received an increase in their base salaries in connection with our IPO. Mr. Cordonnier’s annual base salary was increased from $425,000 to $550,000, Mr. Greenstein’s annual base salary was increased from $360,000 to $400,000, and Mr. Durall’s annual base salary was increased from $380,000 to $450,000, in each case, effective July 22, 2025.

The base salaries earned by our named executive officers for the year ended December 31, 2025 are included in the “Summary Compensation Table” above.

Non-Equity Incentive Compensation

In 2025, each of Mr. Cordonnier, Mr. Greenstein, and Mr. Durall was eligible to earn an annual cash incentive award targeted at 75%, 50%, and 60%, respectively, of their respective annual base salaries. Pursuant to our annual cash incentive program, each named executive officer was eligible to earn their annual cash incentive award based on the attainment of pre-established annual company performance objectives, including revenue. For 2025, our Board of Directors determined that the performance metrics were achieved at 115% of the target level. Accordingly, our named executive officers were awarded a payout equal to 115% of their respective target incentive awards.

The actual annual cash incentive awards earned by each named executive officer for 2025 are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

Equity Compensation

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees, including our executive officers. The Board of Directors or an authorized committee thereof is responsible for approving equity grants.

Prior to our IPO in July of 2025, we granted stock options pursuant to the 2019 Plan to certain of our executives. Following our IPO, we have granted equity awards under the terms of the 2025 Plan.

Each of our named executive officers currently holds outstanding stock option awards granted pursuant to our 2019 Plan and our 2025 Plan.

In connection with our IPO, our named executive officers received the following stock option grants pursuant to the 2025 Plan: 142,857 stock options to Mr. Cordonnier, 71,429 stock options to Mr. Greenstein and 71,429 stock options to Mr. Durall. One-sixteenth of the shares subject to the options vest on each quarterly anniversary of the effective date of the prospectus relating to our IPO, subject to each named executive officer’s continued service through the applicable vesting date, such that 100% of the shares subject to the stock options will vest on the fourth anniversary of the effective date of such prospectus.

On February 19, 2025, our named executive officers received the following stock option grants pursuant to the 2019 Plan: 224,956 stock options to Mr. Cordonnier and 134,973 stock options to Mr. Durall. One-fourth of the shares subject to the options vested on December 15, 2025, with the remainder vesting ratably on a monthly basis thereafter, subject to each named executive officer’s continued service through the applicable vesting date, such that 100% of the shares subject to the stock options will vest on the fourth anniversary of the vesting commencement date.

On March 5, 2025, we granted Mr. Cordonnier 112,478 PSUs under the 2019 Plan. The PSUs expire on the fourth anniversary of the grant date if the “market-based” vesting conditions described below are not achieved. The PSUs are eligible to vest based on our common stock price achievement, as measured based on an average during any consecutive 90-day trading period. 50% of the PSUs will vest if our common stock price equals or exceeds $42.97 per share, and the other 50% of the PSUs will vest if our common stock price equals or exceeds $53.68 per share. Vesting based on our stock price achievement is subject to Mr. Cordonnier remaining employed as our Chief Executive Officer through the date that such stock price achievement is certificated by the Board of Directors or a committee of the Board of Directors. Subject to Mr. Cordonnier remaining employed as our Chief Executive Officer through a “corporation transaction” (as defined in the 2019 Plan), the PSUs will vest based on the fair market value per share achieved in the corporation transaction, with 50% vesting at a price achievement of $42.97 per share or above, and the other 50% vesting at a price achievement of $53.68 per share or above. In addition, provided that Mr. Cordonnier remains our Chief Executive Officer until immediately prior to the closing of a corporate transaction, any unvested PSUs that are assumed in connection with such corporate transaction will vest if Mr. Cordonnier’s employment is terminated by us (or our successor) without “cause” or by Mr. Cordonnier resignation for “good reason,” in each case, during the one-year period immediately following the completion of such corporate transaction but before the PSUs expire. The terms “cause” and “good reason” have the meaning set forth in the employment agreement entered into between the Company and Mr. Cordonnier, as further described below.

Certain stock option awards granted to the named executive officers are subject to accelerated vesting on a qualifying termination of employment, as set forth in each of their respective stock option agreements. For additional information about the accelerated vesting provisions, please see the section titled “Executive Compensation Arrangements” below.

Other Elements of Compensation

Retirement Plans

We maintain a 401(k)-retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We provided matching contributions for our employees, including our named executive officers, with respect to 100% of the first 3% of the employees’ contributions and 50% of the next 2% of the employees’ contributions.

Employee Benefits and Perquisites

Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•
medical, dental, and vision benefits;
•
medical and dependent care flexible spending accounts;
•
short-term disability insurance; and
•
life insurance.

We believe that the employee benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Nonqualified deferred compensation

We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025.

			Option Awards				Stock Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mike Cordonnier	12/15/2020	(1)	358,422	—	0.33	1/7/31	—	—	—	—
	12/15/24	(1)	56,239	168,717	4.35	2/18/35	—	—	—	—
	07/22/25	(2)	8,928	133,929	15.00	7/21/35	—	—	—	—
	—	(3)	—	—	—	—	—	—	112,478	$1,389,103
Leo Greenstein	8/14/23	(1)	—	—	1.17	8/21/33	59,737	$737,752	—	—
	8/14/23	(1)	48,809	34,864	1.17	8/21/33	—	—	—	—
	7/22/25	(2)	4,464	66,965	15.00	7/21/35	—	—	—	—
Scott Durall	09/3/24	(1)	28,001	61,605	2.23	11/12/34	—	—	—	—
	12/15/24	(1)	33,743	101,230	4.35	2/18/35	—	—	—	—
	07/22/25	(2)	4,464	66,965	15.00	7/21/35	—	—	—	—

(1)
Each of the stock options vests and becomes exercisable over four years, with 25% vesting on the first anniversary of the applicable vesting commencement date and the remainder vesting in 36 equal monthly installments thereafter, subject to continued service through the applicable vesting date.
(2)
Each of the stock options vests and becomes exercisable over four years, with 6.25% vesting on each quarterly anniversary of the applicable vesting commencement date.
(3)
The PSUs expire on the fourth anniversary of the grant date if the “market-based” vesting conditions described below are not achieved. The PSUs are eligible to vest based on our common stock price achievement, as measured based on an average during any consecutive 90-day trading period. 50% of the PSUs will vest if our common stock price equals or exceeds $42.97 per share, and the other 50% of the PSUs will vest if our common stock price equals or exceeds $53.68 per share. Vesting based on our stock price achievement is subject to Mr. Cordonnier remaining employed as our Chief Executive Officer through the date that such stock price achievement is certificated by the Board of Directors or a committee of the Board of Directors. Subject to Mr. Cordonnier remaining employed as our Chief Executive Officer through a “corporation transaction” (as defined in the 2019 Plan), the PSUs will vest based on the fair market value per share achieved in the corporation transaction, with 50% vesting at a price achievement of $42.97 per share or above, and the other 50% vesting at a price achievement of $53.68 per share or above.

Executive Employment Agreements

We historically had offer letters with Messrs. Cordonnier, Greenstein, and Durall that provided for base salary, target bonus, and, for Mr. Durall only, severance benefits on a qualifying termination. In June 2025, we entered into new employment agreements with each of Messrs. Cordonnier, Greenstein and Durall, which employment agreements supersede their old offer letters. The material terms of each of these agreements are described below. These agreements provide for base salaries and incentive compensation, and each component reflects the scope of each named executive officer’s anticipated responsibilities and the individual experience they bring to our Company. The employment of each of our named executive officers is “at will” and may be terminated at any time.

Mr. Cordonnier’s employment agreement provides for an initial annual base salary of $425,000 and the eligibility to earn an annual incentive award with a target incentive opportunity equal to 60% of his base salary. Mr. Greenstein’s employment agreement provides for an initial annual base salary of $360,000 and the eligibility to earn an annual cash incentive award with a target incentive opportunity equal to 40% of his base salary. Mr. Durall’s employment agreement provides for an initial annual base salary of $380,000 and the eligibility to earn an annual cash incentive award with a target incentive opportunity equal to 60% of his base salary. Following our IPO, for the period beginning July 22, 2025 to March 8, 2026, the base salary for Messrs. Cordonnier, Greenstein and Durall was $550,000, $400,000, and $450,000, respectively, and the target annual incentive opportunity for Messrs. Cordonnier, Greenstein and Durall was 75%, 50% and 60% of their applicable base salary, respectively.

Pursuant to their employment agreements, if a named executive officer’s employment is terminated by us without “cause” or due to his resignation for “good reason” outside the period beginning three months before and ending 12 months after the consummation of a “corporate transaction” (such period, the “Change in Control Period”), then, subject to a release of claims in favor of the Company, the named executive officer will receive (i) continuing payments of base salary for 18 months for Mr. Cordonnier (and 12 months for Messrs. Greenstein and Durall), (ii) any earned but unpaid annual incentive award for the year prior to the year of termination, (iii) a pro-rated annual incentive award for the year of termination based on achievement of performance targets, and (iv) COBRA reimbursements for up to 18 months (and up to 12 months for Messrs. Greenstein and Durall).

If a named executive officer’s employment is terminated by us without “cause” or due to his resignation for “good reason” during the Change in Control Period, then, subject to a release of claims in favor of the Company, the named executive officer will receive, in addition to the aforementioned benefits listed in (ii) and (iii) of the paragraph above, (i) continuing payments of base salary for 18 months, (ii) accelerated vesting of 100% of his then-outstanding unvested time-based equity awards, (iii) an amount equal to one and a half times his target annual incentive award, payable in substantially equal installments over 18 months, and (iv) COBRA reimbursements for up to 18 months. Pursuant to their employment agreements, in the event that any amounts payable to a named executive officer are subject to an excise tax pursuant to Section 280G of the Code, the named executive officer will receive either (i) the value of such payments net of all federal, state, local, foreign income, employment, and excise taxes or (ii) such payments reduced to the minimum extent necessary to prevent the application of such excise tax, whichever will result in the greatest economic benefit to the named executive officer.

For purposes of the employment agreements, “cause” generally means: (i) a material breach of any covenant or condition under the employment agreement, or any other agreement between the named executive officer and the Company, (ii) any willful conduct which would be reasonably likely to bring the Company into substantial public disgrace or disrepute, (iii) the commission of a felony or a crime of moral turpitude, (iv) a material violation of any written Company policy applicable to such executive that causes material economic or reputational harm to us, (v) material and repeated refusal to follow or implement a directive of our Board of Directors that is within the scope of the executive’s duties and responsibilities, (vi) gross negligence or willful and material incompetence in the performance of their duties that causes material economic or reputational harm to us, or (vii) a material breach of fiduciary duty.

For purposes of the employment agreements, “good reason” generally means any of the following events without the named executive officer’s consent: (i) a material reduction in base salary or target annual incentive opportunity unless such reduction applies to all similarly situated executives, (ii) a material reduction in duties, authority, reporting structure, responsibilities, or title, provided, that the acquisition of the Company and subsequent conversion of the Company to a subsidiary, division or unit of the acquiring company does not by itself, or coupled with any related change in their title and/or reporting structure, constitute “good reason”, (iii) for Mr. Cordonnier only, no longer being a member of our Board of Directors, or (iv) the relocation of their principal place of employment in a manner that lengthens their one-way commute distance by 30 or more miles.

For purposes of the named executive officers’ employment agreements, the term “corporate transaction” is defined in the 2019 Plan.

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our performance results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and market data and makes decisions as to total compensation for each executive officer, as well as each individual compensation component. Our compensation committee reviews and approves, or makes recommendations for approval by the independent members of the Board of Directors regarding, the compensation of each executive officer, including our Chief Executive Officer.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies.

In November 2024, our compensation committee engaged Compensia, Inc. (“Compensia”) an independent compensation consultant, to provide information, recommendations and other advice relating to director and executive compensation on an ongoing basis. Compensia serves at the discretion of our compensation committee. Compensia was engaged to assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our directors and executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our directors and executive officers is competitive and fair.

Hedging and Pledging Prohibitions

As part of our Insider Trading Policy, our employees (including our executive officers) and the non-employee members of our Board of Directors are prohibited from trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding shares of our common stock.

In addition, our employees (including our executive officers) and the non-employee members of our Board of Directors are prohibited from holding our common stock in a margin account or pledging our securities as collateral for a loan.

Policies and Practices Related to the Grant of Certain Equity Awards

The compensation committee generally approves annual grants to executive officers at a meeting that occurs following performance review by the compensation committee. In addition to the annual grants, stock awards may be granted at other times during the year in special circumstances. We do not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information based on equity award grant dates, vesting events or sales events. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for our named executive officers. We did not grant any stock options to our named executive officers in the last completed fiscal year during the period from four business days to one business day after the filing of any of our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that disclosed material nonpublic information.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table gives information as of December 31, 2025, about shares of our common stock that may be issued upon the exercise of options or conversion of RSUs under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,027,227	(1)	$14.77	2,972,287 (3)
Equity compensation plans not approved by security holders	2,306,370	(4)	$2.54	—
Total	3,333,597		$17.31	2,972,287

(1)
Represents 957,895 shares of common stock issuable upon the exercise of outstanding stock options and 69,332 outstanding RSUs that will entitle the holder to one share of common stock for each unit that vests over the holder’s vesting period.
(2)
The weighted-average exercise price is calculated based solely on outstanding stock options and does not include outstanding RSUs, which do not have an exercise price.
(3)
Consists of shares of common stock that remain available for future issuance under the 2025 Plan and 2025 Employee Stock Purchase Plan (the “ESPP”). This number includes 2,573,538 shares available for issuance under the 2025 Plan and 398,749 shares available for sale under the ESPP. The 2025 Plan provides for annual increases in the number of shares of our common stock available for issuance under the 2025 Plan on the first day of each fiscal year beginning in 2026 and continuing through and including January 1, 2035, equal to the lesser of: (i) 5% of the number of shares of our capital stock issued and outstanding on the immediately preceding December 31, and (ii) an amount determined by our Board of Directors. Accordingly, on January 1, 2026, the number of shares of our common stock available under the 2025 Plan increased by 1,333,212 shares. The ESPP provides for annual increases in the number of shares of our common stock available for sale under the ESPP on the first day of each fiscal year beginning in 2026 and continuing through and including January 1, 2035, equal to the lesser of: (i) 1% of the number of shares of our capital stock issued and outstanding on the immediately preceding December 31; and (ii) such other amount as may be determined by our Board of Directors. Accordingly, on January 1, 2026, the number of shares of our common stock available under the ESPP increased by 266,642 shares.
(4)
Represents 2,193,892 share of common stock issuable upon the exercise of outstanding stock options and 112,478 outstanding RSUs that will entitle the holder to one share of common stock for each unit that vests over the holder’s vesting period.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a summary of certain transactions or a series of transactions since January 1, 2025, and any currently proposed transactions, to which we were or are to be a participant, in which (i) the amount involved exceeded or will exceed $120,000; and (ii) any of our directors, executive officers, or holders of more than 5% of our issued share capital, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the sections titled “Board of Directors and Corporate Governance— Director Compensation” and “Executive Compensation.” The following summaries are qualified in their entirety by reference to all the provisions of their respective agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the agreements are available electronically on the website of the SEC at www.sec.gov.

Series C Financing

In January 2025, we completed a subsequent closing of the sale of an aggregate of 6,007,866 shares of our Series C convertible preferred stock at a purchase price of $10.74 per share for aggregate gross proceeds of $64.5 million. Each share of our Series C convertible preferred stock converted into shares of our common stock in connection with our IPO.

The following table summarizes the Series C convertible preferred stock purchased by holders of more than 5% of our capital stock, our Board of Directors, our executive officers, and any entities affiliated with our executive officers or a member of our Board of Directors.

Participants(1)	Shares of Series C Convertible Preferred Stock	Aggregate Purchase Price
Entities affiliated with B Capital Group(2)	4,098,390	$43,999,998.33
Entities affiliated with U.S. Venture Partners(3)	1,676,613	$17,999,997.41

(1)
Additional details regarding these stockholders and their equity holdings are provided in the section titled “Security Ownership of Certain Beneficial Owners and Management.”
(2)
Includes 2,235,486 shares of Series C convertible preferred stock purchased by B Capital Global Growth III, L.P. (“B Capital Global Growth III”), 931,452 shares of Series C convertible preferred stock purchased by B Capital Healthcare I, L.P. (“B Capital Healthcare I”), and 931,452 shares of Series C convertible preferred stock purchased by Hornet Co-Invest, L.P. (“Hornet Co-Invest”). B Capital Group Management, LP (“B Capital Group Management,” and together with B Capital Global Growth III, B Capital Healthcare I. and Hornet-Co Invest, “B Capital Group”) is the general partner of B Capital Global Growth III and B Capital Healthcare I. Hornet Co-Invest Investors, Ltd. is the ultimate general partner of Hornet Co-Invest. Robert Mittendorff, M.D., a member of our Board of Directors, is a General Partner at B Capital Group US LLC.
(3)
Includes 531,877 shares of Series C convertible preferred stock purchased by U.S. Venture Partners XII, L.P. (“U.S. Venture Partners XII”), 26,993 shares of Series C convertible preferred stock purchased by U.S. Venture Partners XII-A, L.P (“U.S. Venture Partners XII-A”) and 1,117,743 shares of Series C convertible preferred stock purchased by U.S. Venture Partners Select Fund I, L.P. (“U.S. Venture Partners Select I”) on its own behalf and as nominee for U.S. Venture Partners Select Fund I-A, L.P. (“U.S. Venture Partners Select I-A”). Presidio Management Group XII, L.L.C (“PMG XII”) is the general partner of U.S. Venture Partners XII and U.S. Venture Partners XII-A. Presidio Management Group Select Fund I, L.L.C (“PMG SFI,” and, together with U.S. Venture Partners XII, U.S. Venture Partners XII-A, U.S. Venture Partners Select Fund I, U.S. Venture Partners Select Fund I-A, and PMG XII, “U.S. Venture Partners”) is the general partner of U.S. Venture Partners Select Fund I and U.S. Venture Partners Select Fund I-A. Jonathan D. Root, M.D., a member of our Board of Directors, is a managing member of PMG XII and PMG SFI.

Executive Officer and Director Compensation

Please see the sections titled “Board of Directors and Corporate Governance—Director Compensation” and “Executive Compensation” for information regarding the compensation of our directors and executive officers.

Employment Agreements

We have entered into employment agreements with certain of our executive officers. For a description of these agreements with our named executive officers, see the section titled “Executive and Director Compensation.”

Indemnification Agreements and Director and Officer Insurance

We have entered into indemnification agreements with each of our executive officers and directors in connection with our IPO. The indemnification agreements provide the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements. Further, our Certificate of Incorporation and Bylaws limit the liability of our directors and executive officers to the fullest extent permitted by the DGCL. We will also have purchased directors’ and officers’ liability insurance.

There is no pending litigation or proceeding naming any of our directors or officers for which indemnification is being sought, and we are not aware of any pending litigation that may result in claims for indemnification by any director or executive officer.

Our Policy Regarding Related Person Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on Nasdaq. Under such policy, a related person transaction (as defined in the policy), and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by our audit committee.

In connection with the review and approval or ratification of a related person transaction:

•
management will disclose to the committee or disinterested directors, as applicable, information such as the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and other the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;
•
management will advise the committee or disinterested directors, as applicable, as to other relevant considerations such as whether the related person transaction conflicts with the terms of our agreements governing our material outstanding indebtedness that limit or restricts our ability to enter into a related person transaction; and
•
related person transactions will be disclosed in our applicable filings under the Securities Act or the Exchange Act and related rules and to the extent required.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “non-employee” director, as applicable, under the rules and regulations of the SEC.

Participation in our IPO

Entities and individuals affiliated and associated with B Capital Group and U.S. Venture Partners purchased $20.0 million and $11.0 million, respectively, in shares of our common stock in our IPO at the initial public offering price.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2027 must be received by us no later than December 23, 2026, which is 120 days prior to the first anniversary of the date the 2026 proxy materials were furnished to stockholders, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the first anniversary of our 2026 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must meet the requirements in our Bylaws and be received at our principal executive offices not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the anniversary of the date that the Company first distributed its proxy statement to stockholders for the immediately preceding annual meeting of stockholders. Therefore, to be presented at our 2027 annual meeting of stockholders, such a proposal must be received by us no earlier than November 23, 2026 and no later than December 23, 2026. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held or deemed to have been held in the preceding year, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made by the Company. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board of Directors for the 2027 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2027 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 4, 2027.

2025 Annual Report

Our financial statements for our fiscal year ended December 31, 2025, are included in our 2025 Annual Report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our 2025 Annual Report are posted on our website at www.carlsmed.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2025 Annual Report, free of charge, by sending a written request to Carlsmed, Inc., 1800 Aston Ave., Suite 100, Carlsbad, CA, 92008, Attention: Corporate Secretary.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

STOCKHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of the Notice to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of the Notice.

If you would like to opt out of this practice for future mailings and receive separate Notices for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate Notice, or if applicable, proxy materials, without charge by sending a written request to Carlsmed, Inc., 1800 Aston. Ave., Suite 100, Carlsbad, CA, 92008, Attention: Corporate Secretary or by calling (760) 766-1923. We will promptly send additional copies of the Notice, or if applicable, the proxy materials, upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the Notice can request delivery of a single copy of the Notice by contacting their broker, bank or other intermediary or sending a written request to Carlsmed, Inc., 1800 Aston Ave., Suite 100, Carlsbad, CA, 92008, Attention: Corporate Secretary or by calling (760) 766-1923.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

By Order of the Board of Directors

/s/ Michael Cordonnier

Michael Cordonnier
Chief Executive Officer, President and Chairman of the Board
Carlsbad, California
April 22, 2026

CARLSMED, INC. 1800 ASTON AVENUE, SUITE 100 CARLSBAD, CA 92008 ATTN: CORPORATE SECRETARY SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON You may vote your shares in person by attending the annual meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V91111-P44852 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CARLSMED, INC. For All Withhold All For All Except The Board of Directors recommends you vote FOR the following proposals: 1. To elect two directors to serve as Class I directors for a three-year term to expire at the 2029 annual meeting of stockholders To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Nominees: 01) Niall Casey 02) Philip Young 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion Authorized Signatures - This section must be completed for your instructions to be executed. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V91112-P44852 CARLSMED, INC. ANNUAL MEETING OF STOCKHOLDERS WEDNESDAY, JUNE 3, 2026, 8:00 A.M. PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) signing on the reverse side (the "undersigned") hereby appoint(s) Michael Cordonnier and Jennifer Kamocsay, and each of them, as proxies of the undersigned, each with full power of substitution and power to act alone, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CARLSMED, INC. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 A.M. Pacific Time, on Wednesday, June 3, 2026, at the offices of Morrison & Foerster LLP, located at 12531 High Bluff Drive, Suite 200, San Diego, CA 92130 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE.